73rd Annual Report 2002

Tri-Continental
Corporation

an investment you can live with

Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

To the Stockholders:

February 7, 2003

     For the year ended December 31, 2002, Tri-Continental posted a total return of –26.35% based on net asset value and –28.18% based on market price, while the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned –22.10% and the Lipper Closed-End Growth & Income Funds Average returned –19.63%. During 2002, Tri-Continental’s portfolio was positioned for an economic rebound. Unfortunately, the recovery was weaker than expected, resulting in unfavorable relative investment results.

     The past year was highly challenging for equity investors as the major stock indices recorded their third consecutive annual loss, something that has not happened in the post-World War II era. Investor confidence was undermined by geopolitical uncertainty, worries about the strength of the economic recovery, accounting scandals, and well-publicized corporate malfeasance.

     While economic reports ultimately painted a brightening picture for the US during the year, a commensurate recovery in corporate profits did not occur in 2002. Once the crisis of confidence brought on by corporate governance scandals abated, investor anxiety was fed by continued moribund corporate spending and worries over the impact of a protracted military engagement in the Middle East.

     Despite the difficulties of the last year, we believe the US economy is improving and should expand moderately in 2003. The economy has posted several straight quarters of GDP growth, consumer spending is stable, and inflation remains benign. There are also encouraging signs coming out of the corporate sector, which was the economy’s weakest link in the recent downturn. Corporate earnings are beginning to strengthen, companies have been paying off debt, and capital spending by businesses (excluding telecommunications and utilities) is beginning to trend upward. Additionally, there is broad consensus in Washington on the need for some sort of fiscal stimulus to spur job creation and help the economy recover from its current weakness. While the ultimate size of the stimulus package will be debated, the ultimate impact on the capital markets should be positive.

     We are mindful that there are risks to this outlook, including the possibility of a prolonged war and/or new terror attacks, but we are encouraged by the government’s emphasis on homeland security and the confrontation of terrorism. Over the long term, this should be positive for the capital markets. While Tri-Continental’s portfolio is still positioned for an economic recovery, it also includes exposure to defensive sectors should the recovery continue to be weak or be further delayed.

Tri-Continental Corporation

     After three straight years of negative stock market performance, investors are understandably frustrated, and some may be tempted to give up on stocks. However, we believe that, instead of losing faith, now is precisely the time to maintain or increase equity investments. Historically, stocks have outpaced inflation and provided attractive returns over longer periods of time, and we believe stocks will continue to play an important role in a diversified portfolio of investments.

     We would again like to extend our appreciation to those Stockholders who participated in Tri-Continental’s 2002 Mid-Year Survey. Your feedback helps us to have a better sense of Stockholders’ needs and concerns. Survey results can be found on pages 10 and 11 of this report.

     We thank you for your continued support of Tri-Continental Corporation, and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers regarding the Corporation’s results follows this letter.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

Tri-Continental Corporation

Interview With Your Portfolio Managers, Ben-Ami Gradwohl and David Guy

What were Tri-Continental’s investment results in 2002?

     For the 12 months ended December 31, 2002, Tri-Continental Corporation posted a total return of –26.35% based on net asset value and –28.18% based on market price. During the same time period, the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned –22.10%, and the Corporation’s peers, as measured by the Lipper Closed-End Growth & Income Funds Average, returned –19.63%.

What economic and market factors affected the Corporation’s results during 2002?

     During the past year, Tri-Continental, and the stock market as a whole, operated within a very negative investment environment characterized by a tense geopolitical situation, mixed news on the economy, and worries regarding corporate governance and accounting practices. As a result, investor confidence was severely undermined, and 2002 was the third consecutive down year for the stock market. Such a long run of negative annual returns had not occurred in over half a century. The market tended to move quickly in 2002, experiencing periods of sharp price movements, both on the upside and the downside, and often not based on fundamentals. For example, in the fourth quarter the stocks of several merchant energy companies with serious litigation troubles shot up in price. Other high-volatility companies also benefited during these surges.

     Throughout the economic slowdown, consumer spending has held up, though it has tapered off in recent months. Investors have been waiting, so far in vain, for a rebound in corporate capital spending. Businesses continue to be cautious regarding expense budgets while demand for their products is weak. In some industries, particularly autos and electronics, prices have fallen so low that many companies are finding profits to be unattainable or seriously squeezed. Gross domestic product (GDP) has expanded for five consecutive quarters, but much of that reflects the strength of the consumer.

What was your investment strategy during 2002?

     Currently, the portfolio has no significant overweightings relative to the S&P 500. Earlier in the year, we had a slight overweighting in defense stocks and defense-related technology stocks, given the war on terrorism and the possibility of a military engagement in Iraq.

     Tri-Continental’s largest weightings at year-end were in capital goods, consumer staples, and pharmaceuticals and biotechnology. We are still waiting for the economic recovery to really take hold. There have been encouraging signs, but a rebound is not yet assured. Because we expect continued volatility and a muted economic rebound, we have sought to diversify Tri-Continental's portfolio in order to reduce risk as much as possible. At the same time, our goal is to own what we feel to be the best stocks over the long term.

A Team Approach

     Tri-Continental Corporation is managed by the Seligman Disciplined Investment Group, headed by Ben-Ami Gradwohl and David Guy. They are assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental’s investment objective. Group members include Bettina Abrams, Jackson Chow, Michael McGarry, Hendra Soetjahja, Jonathan Roth (trader), Brian Turner, and Nancy Wu.

(continued on page 5)

Tri-Continental Corporation

Investment Results For Common Stock

TOTAL RETURNS

For Periods Ended December 31, 2002

		Average Annual

	Three Months*	One Year	Five Years	10 Years

Market Price**	1.12%	(28.18)%	(3.08)%	5.31%

Net Asset Value**	3.73	(26.35)	(3.32)	6.11

Lipper Closed-End Growth & Income Funds Average***	4.92	(19.63)	(1.28)	6.48

S&P 500***	8.44	(22.10)	(0.59)	9.34

PRICE PER SHARE

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001

Market Price	$13.25	$13.16	$16.10	$19.35	$18.75

Net Asset Value	15.72	15.22	18.31	21.67	21.69

DIVIDEND AND CAPITAL GAIN INFORMATION PER SHARE

For the Year Ended December 31, 2002

	Capital Loss

Dividends Paid†	Realized	Unrealized

$0.26	$(4.24)	$(1.73	††

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Corporation distributions or on the sale of Corporation shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance quoted above.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.
***	The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average excludes the effect of taxes and any costs associated with the purchase of shares, and the S&P 500 excludes the effect of taxes, fees and sales charges. The Lipper Closed-End Growth & Income Funds Average measures the performance of closed-end mutual funds with objectives similar to those of the Corporation. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.
†	Preferred Stockholders were paid dividends totaling $2.50 per share.
††	Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

Tri-Continental Corporation

Interview With Your Portfolio Managers (continued)

What sectors contributed positively to portfolio performance?

     Almost all sectors of the stock market declined in 2002. Some of Tri-Continental’s stock selections in the areas of banking, health care equipment, capital goods, and biotechnology contributed positively to performance.

What sectors detracted from portfolio performance?

     Tri-Continental’s technology holdings (specifically, software and services and hardware and equipment) performed poorly overall. During the second half of the year, Tri-Continental’s holdings in utilities and financials were severely hit by the fallout from the corporate accounting and governance scandals. During the fourth quarter, high-volatility stocks such as telecommunications companies, large-cap technology companies, and energy traders rose quickly and sharply in price. Since Tri-Continental’s exposure was more heavily weighted toward better-quality, lower-volatility stocks, our lack of exposure to lower-quality stocks hurt performance significantly.

What is your outlook for 2003?

     We are cautiously optimistic regarding the future of the stock market. Many areas of concern remain, e.g.: the war on terrorism, the increasingly likely conflict in Iraq, falling consumer confidence and spending, unresolved corporate governance issues, and continued anemic corporate spending and profits. However, we also see reasons for optimism. The US government has provided an extraordinary degree of stimulus for the economy, and we believe that these actions will produce the desired effect of increasing economic activity. The recovery may be gradual, however. Since 2001, the US Federal Reserve Board has cut the federal funds rate 12 times, and interest rates now stand at a 40-year low. The tax cuts passed last year, as well as those now being contemplated, should also have a positive impact. Finally, increased government spending on defense and homeland security should have a secondary effect of aiding the recovery.

     Corporate budgets for 2003 are generally flat or only slightly increased from 2002. While this may not seem particularly encouraging, the fact that budgets have not been slashed may indicate that we have seen the worst in corporate cutbacks, and that this sector of the economy may have bottomed. An increase in corporate capital spending is crucial to the long-term health of the economy and for a sustained increase in stock prices. We have recently begun to see an increase in corporate earnings, which may give corporations the confidence they need to resume spending. Tri-Continental’s portfolio continues to be positioned for what we believe will be a moderate economic recovery. We do not expect a return to 1990s-style gains, but we believe 2003 will see a strengthening of the equity markets.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Tri-Continental Corporation

Highlights of the Year

Net asset value of each share of Common Stock was $15.72 at December 31, compared to $21.69 at the start of the year. Assuming the reinvestment of dividends in additional shares, the total return was (26.35)%.

Operating expenses for the year were $16,295,925. The ratio of expenses to average net investment assets was 0.67%, up from 2001’s expense ratio of 0.59%. This was due to a decrease in net assets and an increase in transfer agent expenses.

Common Stock dividends, paid quarterly, totaled $0.26 per share on an average of 127,995,000 shares, compared to $0.28 in 2001 when, on average, there were approximately 2,274,000 more shares outstanding.

Preferred Stock dividends, paid each quarter, completed 73 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $42.43 per Preferred share.

Stock Repurchase Program

     For the period from November 16, 2001, through November 20, 2002, the Corporation repurchased 9,503,046 shares, representing 7.4% of outstanding shares at the beginning of the period. This compares to 7,671,581 shares repurchased in the year ended November 15, 2001, representing 6.2% of shares outstanding.

Tri-Continental Corporation

Highlights of the Year (continued)

Assets at Year End:	2002	2001

Total assets	$1,999,881,314	$2,916,124,752
Amounts owed	3,949,470	4,832,988

Net Investment Assets	$1,995,931,844	$2,911,291,764
Preferred Stock, at par value	37,637,000	37,637,000

Net Assets for Common Stock	$1,958,294,844	$2,873,654,764

Common shares outstanding	124,564,364	132,464,248
Net Assets Behind Each Common Share	$15.72	$21.69

Taxable Gain:
Net capital loss realized	$(527,888,865)	$(80,526,356)
Per Common share	$(4.24)	$(0.61)
Accumulated capital losses, end of year	$(733,543,219)	$(205,654,354)
Per Common share, end of year	$(5.89)	$(1.55)
Unrealized capital gains (losses), end of year	$(215,398,217)	$41,115,901
Per Common share, end of year	$(1.73)	$0.31

Distribution of Gain:
Per Common share	†	$1.113

Income:
Total investment income earned	$47,626,908	$61,240,164
Expenses	16,295,925	18,616,646
Preferred Stock dividends	1,881,850	1,881,850

Income for Common Stock	$29,449,133	$40,741,668

Expenses to average net investment assets	0.67%	0.59%
Expenses to average net assets for Common Stock	0.68%	0.60%

Dividends per Common Share	$0.26	$0.28
With December 2001 gain distribution taken in shares	$0.27	†

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Purchases of Common Stock. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 2002, 2,654,532 shares were purchased by Stockholders through the Plan.

     The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. As discussed further under Stock Repurchase Program on page 13, during 2002 the Corporation purchased 6,850,800 additional shares.

Traditional Individual Retirement Account (IRA). You may contribute up to $3,000 per year to a Traditional IRA provided you have earned income and are under age 70 1/2. A working or non-working spouse may also contribute up to $3,000 to a separate Traditional IRA. Individuals age 50 and over may contribute up to $500 extra as “catch-up contributions.” Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and are not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2003 is less than $40,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $60,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA generally must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $3,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your modified adjusted gross income (MAGI) must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total contributions to a Roth IRA and a Traditional IRA cannot exceed $3,000 in any year. Individuals age 50 and over may contribute up to $500 extra as “catch-up contributions.” Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1/2 (if you have earned income), and you are not required to take minimum distributions at age 70 1/2. You may convert an

Tri-Continental Corporation

Stockholder Services (continued)

existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA before converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income, to a maximum of $40,000 per participant. For retirement plan purposes, no more than $205,000 may be taken into account as earned income under the plan in 2003 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

The Automatic Cash Withdrawal Plan enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Federal Taxes

     Quarterly dividends paid on both the Preferred and Common Stocks for 2002 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 96.56% of the 2002 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

Tri-Continental Corporation

Stockholder Survey Results

     In Tri-Continental’s 2002 Mid-Year Report, the Corporation enclosed a survey card designed to garner feedback from Stockholders. We are pleased to announce that we received nearly 4,000 responses and would like to thank you for taking the time to respond.

     This survey card was designed as a way to complement the Corporation’s yearly 20-minute phone survey of 500 randomly chosen Stockholders. Like the phone survey, the mail-in card allows us to track general trends in Stockholder demographics and satisfaction. However, where the phone survey is limited to Stockholders whose holdings are registered with the Manager, the mail-in card allows us to hear from the roughly 50% of our Stockholders who hold their shares “in street name” (investors who own their shares at a broker/dealer).

     Of the 4,000 Stockholders who responded, roughly 45% were registered and 55% were “street name.” Below you will find a summary of the results. Although the number of responses we received was large, that does not necessarily mean that the results tabulated below are representative of the Corporation’s Stockholders taken as a group.

			Registered	Street Name

1.	Are You ...	Male	70.3%	74.3%
		Female	28.2%	24.5%
		Joint Account	1.5%	1.2%

2.	How old are you?	Under 18	0.4%	0.2%
		18 - 34	1.3%	0.9%
		35 - 49	4.8%	4.5%
		50 - 64	15.3%	18.1%
		65 or older	78.2%	76.3%

3.	How long have you been a Tri-Continental Stockholder?
		0 to 5 years	4.6%	19.3%
		5 to 10 years	12.0%	22.9%
		10 to 15 years	16.5%	19.8%
		More than 15 years	65.8%	36.8%
		No answer	1.1%	1.2%

4.	Overall, how satisfied are you as a Stockholder of Tri-Continental Corporation?
	(Very Satisfied)	1	18.2%	10.4%
		2	23.6%	21.7%
		3	27.7%	31.6%
		4	16.0%	18.7%
	(Not at all satisfied)	5	12.8%	15.7%
		No answer	1.7%	1.9%

Tri-Continental Corporation

Stockholder Survey Results (continued)

			Registered	Street Name

5.	How satisfied are you with Tri-Continental's Stockholder Services department?
	(Very satisfied)	1	38.8%	26.6%
		2	30.1%	35.9%
		3	19.8%	26.0%
		4	7.3%	6.7%
	(Not at all satisfied)	5	4.0%	4.8%
		Never contacted	40.8%	70.0%
		No answer	1.4%	1.5%

6.	Before reading this question, were you aware of Tri-Continental’s Stock Repurchase Program?
		Yes	80.8%	72.5%
		No	18.3%	26.5%
		No answer	0.9%	1.0%

7.	Now that you are familiar with it, how favorably do you feel about the Stock Repurchase Program?
	(Very favorable)	1	38.9%	33.6%
		2	24.1%	25.2%
		3	21.2%	23.6%
		4	3.6%	5.4%
	(Not at all favorable)	5	6.0%	6.4%
		No answer	6.2%	5.8%

8.	Tri-Continental’s common stock trades at a discount to its net asset value. Were you aware of this before reading this question?
		Yes	82.3%	80.5%
		No	12.0%	14.0%
		Don’t Know	4.2%	4.2%
		No answer	1.5%	1.3%

9.	As far as Tri-Continental’s discount is concerned are you ...
		Pleased	28.4%	25.0%
		Indifferent	31.0%	34.3%
		Concerned	26.6%	27.8%
		Don’t Know	11.2%	10.7%
		No answer	2.8%	2.2%

Tri-Continental Corporation

A History of Building Long-Term Wealth and Income

     Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders’ capital over the past 20 years. The total cost of 1,000 shares of Tri-Continental purchased on December 31, 1982, was $26,875. Stockholders who took capital gain distributions in shares would have realized a three and a half-fold increase in the market value of these 1,000 shares to $96,978 by year-end 2002. For those who chose to take their dividends as well as capital gains in additional shares, the value of their investment in Tri-Continental Corporation would have grown to a market value of $174,998 at the end of 2002.

* Assumes the Stockholder did not exercise or sell the transferable rights distributed in connection with the 1992 rights offering. Either the exercise or sale of the rights would improve the above results.

     For the 20-year period ended December 31, 2002. The information provided above is based on past performance, which is no guarantee of future results, and excludes any commissions or sales charges associated with the purchase of Tri-Continental shares. The rate of return will vary, and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. If sales charges had been included, performance would have been lower. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

     The chart above illustrates that Tri-Continental’s performance cannot be judged based upon stock-price appreciation/depreciation alone. Indeed, stock-price appreciation/depreciation is a small component of Tri-Continental’s total return. For Stockholders who take their capital gains in additional shares, and particularly for Stockholders who are able to take both their capital gains and their dividends in additional shares, the value of an investment in Tri-Continental has appreciated steadily over the years. This is because, while Tri-Continental’s stock price may not increase significantly, investors who take their distributions in additional shares may benefit from an increasing number of shares owned.

Tri-Continental Corporation

Stock Repurchase Program

     In November 2002, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program. The program, which began in November 1998, authorizes the Corporation to repurchase up to 7.5% of the Corporation’s shares over a 12-month period, provided that the discount remains wider than 10%. The Board’s decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental’s closed-end structure, while seeking to increase the NAV of the Corporation’s outstanding shares.

     For the 12 months ended November 16, 2002, the Corporation repurchased 9.5 million shares, 7.4% of stock outstanding November 16, 2001. This is the closest Tri-Continental has come to the 7.5% limitation since the Repurchase Program was initiated in 1998. The Corporation bought back 4.4% of stock outstanding in both the first and second years the program was in place and 6.2% in the third year.

Introduce Tri-Continental to a Friend

     “Introduce Tri-Continental to a Friend” is a program designed to help encourage potential investors to consider investing in Tri-Continental. The initiative targets the more than 44,000 current Stockholders of record, individual investors, Wall Street analysts, and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a brochure that traces its history since its launch in 1929.

     Reply cards allowing Stockholders to request “The Story of Tri-Continental” brochure and the “Introduce Tri-Continental to a Friend” investor package have been inserted in the Mid-Year and Annual Reports since the program’s inception. Response has been excellent, with several thousand copies of the brochure and the investor package distributed to date. A new reply card is inserted in this Annual Report.

     Stockholders are invited to request that an investor package be sent to one or more family members, friends, or associates. This package includes a letter from Mr. William C. Morris, Tri-Continental’s Chairman, a copy of the most recent Stockholder Report, a Prospectus, “The Story of Tri-Continental” brochure, and a pamphlet explaining the attributes of closed-end funds.

www.tri-continental.com

     Now Stockholders can get the latest Tri-Continental information — including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more — over the Internet, 24 hours a day, seven days a week.

     Tri-Continental’s website has been developed for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about Tri-Continental, including a complete history.

     Please stop by www.tri-continental.com. We hope you find the site a useful one that you will want to visit often.

Tri-Continental Corporation

Diversification of Net Investment Assets

The diversification of portfolio holdings by industry on December 31, 2002, was as follows. Individual securities owned are listed on pages 16 to 19.

				Percent of Net
				Investment Assets
				December 31,

	Issues	Cost	Value	2002	2001

Net Cash and Short-Term
Holding	1	$11,908,308	$11,908,308	0.6	2.0
Tri-Continental
Financial Division	2	7,347,851	4,860,396	0.2	0.3

	3	19,256,159	16,768,704	0.8	2.3

Common Stocks:
Automobiles and Components	2	28,056,145	23,084,478	1.2	—
Banks	8	129,393,875	133,724,453	6.7	2.7
Capital Goods	8	281,396,521	235,707,304	11.8	7.1
Chemicals	1	32,620,014	29,912,175	1.5	1.7
Communications Equipment	3	73,533,286	72,470,070	3.6	1.3
Computers and Peripherals	2	55,531,878	56,875,763	2.9	3.1
Consumer Durables and Apparel	4	52,696,978	60,555,018	3.0	—
Consumer Staples	6	191,156,603	181,512,850	9.1	5.5
Diversified Financials	5	178,143,716	152,260,305	7.6	7.5
Electronic Equipment
and Instruments	2	22,871,237	22,872,330	1.2	0.9
Energy	7	154,141,756	147,978,584	7.4	6.9
Health Care Equipment
and Services	4	71,749,449	73,305,663	3.7	6.0
Hotels, Restaurants and Leisure	1	31,767,436	20,846,094	1.0	0.9
Insurance	6	103,950,348	94,945,288	4.8	6.6
Media	5	58,836,617	55,093,849	2.8	6.7
Paper and Forest Products	3	67,120,576	58,283,537	2.9	2.7
Pharmaceuticals and
Biotechnology	9	191,290,836	179,024,408	9.0	7.8
Retailing	4	111,270,438	94,052,400	4.7	9.0
Semiconductor Equipment
and Products	4	78,018,052	52,082,683	2.6	7.7
Software and Services	4	108,814,003	104,485,198	5.2	5.7
Telecommunication Services	5	118,275,971	80,574,873	4.0	5.6
Transportation	—	—	—	—	1.1
Utilities	3	47,796,067	49,449,817	2.5	1.2
Other	1	3,642,100	66,000	—	—

	97	2,192,073,902	1,979,163,140	99.2	97.7

Net Investment Assets	100	$2,211,330,061	$1,995,931,844	100.0	100.0

Tri-Continental Corporation

Largest Portfolio Changes
October 1 to December 31, 2002

Largest Purchases	Largest Sales

Citigroup Inc.	Bank of America Corporation
Hewlett-Packard Company*	Fifth Third Bancorp**
Anthem, Inc.*	3M Company
Cisco Systems, Inc.	Kraft Foods Inc. Class “A”
International Business Machines Corporation	General Electric Company
Merck & Co., Inc.*	Amgen Inc.**
Devon Energy Corporation*	Altria Group, Inc.
Wyeth*	Amerada Hess Corporation**
eBay Inc.*	Dominion Resources, Inc.**
Texas Instruments Incorporated*	Walgreen Co.**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

10 Largest Equity Holdings
December 31, 2002

			Increase/(Decrease)
	December 31, 2002		in Value

	Cost	Value	For	Since
	(000s)	(000s)	2002	Purchase

Microsoft Corporation	$68,055	$64,257	(21.9)%	(5.6)%
Citigroup Inc.	68,839	61,277	(30.3)	(11.0)
Pfizer Inc.	70,192	58,486	(23.3)	(16.7)
Exxon Mobil Corporation	52,823	55,020	(11.1)	4.2
Wal-Mart Stores, Inc.	61,185	54,687	(12.2)	(10.6)
3M Company	47,539	48,975	4.3	3.0
Lockheed Martin Corporation	52,462	47,374	23.7	(9.7)
Procter & Gamble Company (The)	44,586	43,708	8.6	(2.0)
Gillette Company (The)	45,652	42,640	(9.1)	(6.6)
General Electric Company	69,093	41,688	(39.2)	(39.7)

	$580,426	$518,112

Tri-Continental Corporation

Portfolio of Investments		December 31, 2002
	Shares	Value

COMMON STOCKS 99.2%
AUTOMOBILES AND COMPONENTS 1.2%
General Motors Corporation	310,900	$11,459,774
Lear Corporation*	349,300	11,624,704

		23,084,478

BANKS 6.7%
Bank of America Corporation	507,820	35,329,037
Compass Bancshares, Inc.	413,400	12,918,750
GreenPoint Financial Corp.	342,400	15,469,632
KeyCorp	716,200	18,005,268
National City Corporation	681,400	18,615,848
Sovereign Bancorp, Inc.	606,900	8,526,945
Wachovia Corporation	399,863	14,571,008
Wells Fargo & Company	219,500	10,287,965

		133,724,453

CAPITAL GOODS 11.8%
3M Company	397,200	48,974,760
Deere & Company	278,600	12,773,810
Emerson Electric Co.	260,200	13,231,170
General Electric Company	1,712,040	41,688,174
Lockheed Martin Corporation	820,323	47,373,653
Parker Hannifin Corporation	395,400	18,239,802
Raytheon Company	969,900	29,824,425
Textron, Inc.	549,000	23,601,510

		235,707,304

CHEMICALS 1.5%
Air Products and Chemicals, Inc.	699,700	29,912,175

COMMUNICATIONS EQUIPMENT 3.6%
Cisco Systems, Inc.*	2,329,200	30,500,874
Hewlett-Packard Company	1,974,600	34,279,056
QUALCOMM Inc.*	211,500	7,690,140

		72,470,070

COMPUTERS AND PERIPHERALS 2.9%
Dell Computer Corporation*	895,500	23,977,013
International Business Machines Corporation	424,500	32,898,750

		56,875,763

CONSUMER DURABLES AND APPAREL 3.0%
Lennar Corporation	200,800	10,361,280
Maytag Corporation	488,600	13,925,100
Mohawk Industries, Inc.*	286,000	16,287,700
Pulte Homes, Inc.	417,400	19,980,938

		60,555,018

See footnote on page 19.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2002
	Shares	Value

CONSUMER STAPLES 9.1%
Altria Group, Inc.	941,580	$38,162,237
ConAgra Foods, Inc.	934,600	23,374,346
General Mills, Inc.	345,600	16,225,920
Gillette Company (The)	1,404,466	42,639,588
Kraft Foods Inc. Class “A”*	447,030	17,402,878
Procter & Gamble Company (The)	508,586	43,707,881

		181,512,850

DIVERSIFIED FINANCIALS 7.6%
American Express Company	1,136,630	40,179,870
Citigroup Inc.	1,741,330	61,277,403
J.P. Morgan Chase & Co.	1,359,830	32,635,920
Merrill Lynch & Co., Inc.	227,200	8,622,240
Morgan Stanley	239,100	9,544,872

		152,260,305

ELECTRONIC EQUIPMENT AND INSTRUMENTS 1.2%
Diebold, Inc.	304,800	12,563,856
Waters Corporation*	473,300	10,308,474

		22,872,330

ENERGY 7.4%
Burlington Resources Inc.	210,400	8,973,560
ConocoPhillips	408,703	19,777,138
Devon Energy Corporation	347,400	15,945,660
Exxon Mobil Corporation	1,574,700	55,020,018
Rowan Companies, Inc.	577,100	13,100,170
Royal Dutch Petroleum Company “NY shares” (Netherlands)	618,900	27,243,978
Tidewater Inc.	254,600	7,918,060

		147,978,584

HEALTH CARE EQUIPMENT AND SERVICES 3.7%
Anthem, Inc.*	297,200	18,693,880
Boston Scientific Corporation*	343,600	14,609,872
Cardinal Health, Inc.	161,900	9,582,861
UnitedHealth Group Incorporated	364,300	30,419,050

		73,305,663

HOTELS, RESTAURANTS AND LEISURE 1.0%
Starwood Hotels & Resorts Worldwide, Inc.	878,100	20,846,094

INSURANCE 4.8%
ACE Limited (Bermuda)	979,700	28,744,398
Fidelity National Financial, Inc.	357,100	11,723,593
Marsh & McLennan Companies, Inc.	343,610	15,878,218
Old Republic International Corporation	404,400	11,323,200
PMI Group, Inc. (The)	400,100	12,019,004
XL Capital Ltd. Class “A” (Bermuda)	197,500	15,256,875

		94,945,288

See footnote on page 19.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2002
	Shares	Value

MEDIA 2.8%
AOL Time Warner Inc.*	946,000	$12,392,600
Clear Channel Communications, Inc.*	184,200	6,868,818
Comcast Corporation (Class A)*	333,644	7,870,662
Knight Ridder Inc.	155,700	9,848,025
Viacom Inc. Class “B”*	444,400	18,113,744

		55,093,849

PAPER AND FOREST PRODUCTS 2.9%
Boise Cascade Corporation	352,100	8,879,962
Bowater Incorporated	495,600	20,790,420
Weyerhaeuser Company	581,450	28,613,155

		58,283,537

PHARMACEUTICALS AND BIOTECHNOLOGY 9.0%
Barr Laboratories, Inc.*	110,700	7,205,463
Biovail Corporation*	250,700	6,620,987
Eli Lilly and Company	153,900	9,772,650
Johnson & Johnson	625,463	33,593,618
Merck & Co., Inc.	283,700	16,060,257
Mylan Laboratories Inc.	215,100	7,506,990
Pfizer Inc.	1,913,198	58,486,463
Pharmacia Corporation	548,100	22,910,580
Wyeth	451,000	16,867,400

		179,024,408

RETAILING 4.7%
eBay Inc.*	221,960	15,056,657
May Department Stores Company	608,200	13,976,436
Michaels Stores, Inc.	330,100	10,332,130
Wal-Mart Stores, Inc.	1,082,700	54,687,177

		94,052,400

SEMICONDUCTOR EQUIPMENT AND PRODUCTS 2.6%
Applied Materials, Inc.*	548,466	7,149,254
Intel Corporation	1,883,500	29,335,512
Intersil Corporation*	424,800	5,936,580
Texas Instruments Incorporated	643,660	9,661,337

		52,082,683

SOFTWARE AND SERVICES 5.2%
Intuit Inc.*	295,250	13,863,464
Microsoft Corporation*	1,242,403	64,257,083
Oracle Corporation*	1,265,900	13,684,379
Symantec Corporation*	312,900	12,680,272

		104,485,198

TELECOMMUNICATION SERVICES 4.0%
AT&T Corp.	175,360	4,578,650
AT&T Wireless Services Inc.*	767,290	4,335,188
SBC Communications, Inc.	1,532,100	41,535,231
Sprint Corporation (FON Group)	527,300	7,635,304
Verizon Communications Inc.	580,400	22,490,500

		80,574,873

See footnote on page 19.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2002
	Shares or
	Principal Amount		Value

UTILITIES 2.5%
Exelon Corporation	370,700	shs.	$19,561,839
FPL Group, Inc.	165,800		9,969,554
Southern Company (The)	701,600		19,918,424

			49,449,817

OTHER 0.0%
S&P 500 Index Call Option* Strike Price $975, expiring 1/03	220,000		66,000

TOTAL COMMON STOCKS
(Cost $2,192,073,902)			1,979,163,140

TRI-CONTINENTAL FINANCIAL DIVISION† 0.2%
(Cost $7,347,851)			4,860,396

REPURCHASE AGREEMENT 0.6%
(Cost $11,100,000)	$11,100,000		11,100,000

TOTAL INVESTMENTS 100.0%
(Cost $2,210,521,753)			1,995,123,536
OTHER ASSETS LESS LIABILITIES 0.0%			808,308

NET INVESTMENT ASSETS 100.0%			$1,995,931,844

*	Non-income producing security.
†	Restricted security.

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities December 31, 2002

Assets:
Investments, at value
Common Stocks (cost—$2,192,073,902)	$1,979,163,140
Tri-Continental Financial Division
(cost—$7,347,851)	4,860,396
Repurchase agreement (cost—$11,100,000)	11,100,000

Total Investments (cost—$2,210,521,753)		$1,995,123,536
Cash		293,689
Receivable for dividends and interest		3,519,646
Investments in and expenses prepaid to stockholder service agent		702,331
Receivable for Common Stock sold		129,791
Other		112,321

Total Assets		1,999,881,314

Liabilities:
Payable for Common Stock repurchased		1,718,155
Management fee payable		715,834
Preferred dividends payable		470,462
Accrued expenses and other		1,045,019

Total Liabilities		3,949,470

Net Investment Assets		1,995,931,844
Preferred Stock		37,637,000

Net Assets for Common Stock		$1,958,294,844

Net Assets per share of Common Stock
(Market value—$13.25)		$15.72

Statement of Capital Stock and Surplus December 31, 2002
Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value,
assets coverage per share—$2,653.78
Shares authorized—1,000,000; issued and
outstanding—752,740		$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued and
outstanding—124,564,364		62,282,182
Surplus:
Capital surplus		2,845,652,768
Dividends in excess of net investment income		(739,837)
Accumulated net realized loss		(733,502,052)
Net unrealized depreciation of investments		(215,398,217)

Net Investment Assets		$1,995,931,844

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations For the Year Ended December 31, 2002
Investment Income:
Dividends (net of foreign taxes withheld of $64,696)	$46,874,312
Interest	752,596

Total Investment Income		$47,626,908
Expenses:
Management fees	9,895,235
Stockholder account and registrar services	4,377,782
Stockholder reports and communications	849,658
Custody and related services	448,732
Directors’ fees and expenses, net	235,639
Stockholders’ meeting	216,892
Auditing and legal fees	130,545
Registration	50,253
Miscellaneous	91,189

Total Expenses		16,295,925

Net Investment Income		31,330,983	*
Net Realized and Unrealized Loss
on Investments:
Net realized loss on investments	(527,888,865)
Net change in unrealized appreciation
of investments	(256,514,118)

Net Loss on Investments		(784,402,983)

Decrease in Net Investment Assets
from Operations		$(753,072,000)

* Net investment income for Common Stock is $29,449,133, which is net of Preferred Stock dividends of $1,881,850.

See notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets

	Year Ended December 31,
	2002	2001

Operations:
Net investment income	$31,330,983	$42,623,518
Net realized loss on investments	(527,888,865)	(80,526,356)
Net change in unrealized appreciation
of investments	(256,514,118)	(334,398,993)

Decrease in Net Investment Assets
from Operations	(753,072,000)	(372,301,831)

Distributions to Shareholders:
Net investment income:
Preferred Stock (per share: $2.50 and $2.50)	(1,881,850)	(1,881,850)
Common Stock (per share: $0.26 and $0.28)	(33,374,284)	(36,514,647)

	(35,256,134)	(38,396,497)
Net realized gain on investments:
Common Stock (per share: $0.00 and $1.113)	—	(143,071,826)

Decrease in Net Investment Assets
from Distributions	(35,256,134)	(181,468,323)

Capital Share Transactions:
Value of shares of Common Stock issued
at market price in gain distributions
(0 and 5,058,205 shares)	—	99,939,945
Value of shares of Common Stock issued
for investment plans (1,596,880 and 1,561,757 shares) .	26,284,545	32,372,698
Cost of shares of Common Stock purchased
from investment plan participants
(2,654,532 and 2,334,926 shares)	(41,998,152)	(48,682,192)
Cost of shares of Common Stock purchased in the
open market (6,850,800 and 5,465,600 shares)	(111,326,749)	(114,215,667)
Net proceeds from issuance of shares of
Common Stock upon exercise of
Warrants (8,568 and 1,447 shares)	8,570	1,507

Decrease in Net Investment Assets
from Capital Share Transactions	(127,031,786)	(30,583,709)

Decrease in Net Investment Assets	(915,359,920)	(584,353,863)
Net Investment Assets:
Beginning of year	2,911,291,764	3,495,645,627

End of Year (including undistributed (net of
dividends in excess of) net investment income
of $(739,837) and $3,226,481, respectively)	$1,995,931,844	$2,911,291,764

See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

a.	Security Valuation — Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

d.	Distributions to Stockholders — The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

2. Capital Stock Transactions — Under the Corporation’s Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2002, 2,654,532 shares were purchased from Plan participants at a cost of $41,998,152, which represented a weighted average discount of 12.22% from the net asset value of those acquired shares. A total of 1,596,880 shares were issued to Plan participants during the year for proceeds of $26,284,545, at a discount of 11.20% from the net asset value of those shares.

     For the year ended December 31, 2002, the Corporation purchased 6,850,800 shares of its Common Stock in the open market at an aggregate cost of $111,326,749, which represented a weighted average discount of 11.65% from the net asset value of those acquired shares.

     At December 31, 2002, 291,825 shares of Common Stock were reserved for issuance upon exercise of 12,970 Warrants, each of which entitled the holder to purchase 22.50 shares of Common Stock at $1.00 per share. Assuming the exercise of all Warrants outstanding at December 31, 2002, net investment assets would have increased by $291,825 and the net asset value of the Common Stock would have been $15.69 per share. The number of Warrants exercised during the years 2002 and 2001, was 381 and 67, respectively.

Tri-Continental Corporation

Notes to Financial Statements (continued)

3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, amounted to $3,651,810,922 and $3,734,781,443, respectively. At December 31, 2002, the cost of investments for federal income tax purposes was $2,218,861,563. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $8,339,810. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $46,253,301 and $269,991,328, respectively.

4. Repurchase Agreements — The Corporation may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Corporation’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2002, matured pursuant to its terms.

5. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 2002, was equivalent to an annual rate of 0.41% of the average daily net assets of the Corporation.

     Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $4,204,239 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2002, of $225,274 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Corporation had a net capital loss carryforward for federal income tax purposes of $687,863,434, which is available for offset against future taxable net capital gains, expiring in varying amounts through 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of available capital loss carryforwards.

     In addition, the Corporation elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $37,298,808 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

Tri-Continental Corporation

Notes to Financial Statements (continued)

7. Restricted Securities — At December 31, 2002, the Tri-Continental Financial Division of the Corporation comprised two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 2002, were as follows:

Investments	Acquisition Date(s)	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,727,686	$3,015,352
Whitney Subordinated Debt Fund, L.P	7/12/89 to 11/10/98	2,620,165	1,845,044

Total		$7,347,851	$4,860,396

Tri-Continental Corporation

Financial Highlights

     The Corporation’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     “Total investment return” measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

		Year Ended December 31,

	2002	2001	2000		1999		1998

Per Share Operating Performance:
Net Asset Value,
Beginning of Year	$21.69	$25.87	$32.82		$34.13		$32.06

Net investment income	0.25	0.32	0.35		0.48		0.54
Net realized and unrealized
investment gain (loss)	(5.95)	(3.02)	(3.25)		2.90		7.01
Net realized and unrealized loss
from foreign currency transactions	—	—	—		—		(0.01)

Increase (Decrease) from
Investment Operations	(5.70)	(2.70)	(2.90)		3.38		7.54
Dividends paid on Preferred Stock	(0.01)	(0.01)	(0.02)		(0.02)		(0.02)
Dividends paid on Common Stock	(0.26)	(0.28)	(0.33)		(0.48)		(0.52)
Distributions from net gain realized	—	(1.11)	(3.30)		(3.79)		(4.28)
Issuance of Common Stock
in gain distributions	—	(0.08)	(0.40)		(0.40)		(0.65)

Net Increase (Decrease)
in Net Asset Value	(5.97)	(4.18)	(6.95)		(1.31)		2.07

Net Asset Value,
End of Year	$15.72	$21.69	$25.87		$32.82		$$34.13

Adjusted Net Asset Value,
End of Year*	$15.69	$21.65	$25.82		$32.75		$34.06
Market Value, End of Year	$13.25	$18.75	$21.18	75	$27.87	5	$28.50

See footnotes on page 27.

Tri-Continental Corporation

Financial Highlights (continued)

	Year Ended December 31,

	2002	2001	2000	1999	1998

Total Investment Return:
Based upon market value	(28.18)%	(5.22)%	(11.56)%	12.57%	26.19%
Based upon net asset value	(26.35)%	(10.20)%	(8.29)%	10.67%	25.80%
Ratios/Supplemental Data:
Expenses to average net
investment assets	0.67%	0.59%	0.54%	0.56%	0.58%
Expenses to average net assets for
Common Stock	0.68%	0.60%	0.54%	0.56%	0.58%
Net investment income to
average net investment assets	1.29%	1.36%	1.10%	1.36%	1.59%
Net investment income to average
net assets for Common Stock	1.31%	1.37%	1.11%	1.38%	1.60%
Portfolio turnover rate	152.79%	124.34%	54.13%	42.83%	63.39%
Net Investment Assets,
End of Year (000s omitted):
For Common Stock	$1,958,295	$2,873,655	$3,458,009	$4,109,863	$4,002,516
For Preferred Stock	37,637	37,637	37,637	37,637	37,637

Total Net Investment Assets	$1,995,932	$2,911,292	$3,495,646	$4,147,500	$4,040,153

* Assumes the exercise of outstanding warrants.
See Notes to Financial Statements.

Tri-Continental Corporation

Report of Independent Auditors

The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities and the statement of capital stock and surplus of Tri-Continental Corporation, including the portfolio of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Corporation’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 2002, and the results of its operations, the changes in its net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 7, 2003

For More Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	(800) 445-1777	Retirement Plan Services

Stockholder Service Agent	(212) 682-7600	Outside the United States
Seligman Data Corp.
100 Park Avenue	(800) 622-4597	24-Hour Automated
New York, NY 10017		Telephone Access Service

www.tri-continental.com

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS
Number of
Portfolios
in Fund
Name,			Complex
Position(s) held	Term of Office		Overseen
with Fund,	and Length	Principal Occupation(s) During	by
(Age) ø	of Time Served#	Past Five Years, Directorships and Other Information	Director

John R.	2000-2003;	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts	61
Galvin (2), (4)	1995 to Date	University; Director or Trustee of each of the investment companies
Director		of the Seligman Group of Funds†; and Chairman Emeritus,
(73)		American Council on Germany. Formerly, Governor of the Center
for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense
Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme
Allied Commander, Europe and the Commander-in-Chief, United
States European Command.

Alice S.	2001-2004;	President Emeritus, Sarah Lawrence College; Director or Trustee	61
Ilchman (3), (4)	1990 to Date	of each of the investment companies of the Seligman Group of
Director		Funds†; Director, Jeannette K. Watson Summer Fellowships (sum-
(67)		mer internships for college students); Trustee, Save the Children
(non-profit child-assistance organization) and the Committee for
Economic Development; a Governor of the Court of Governors,
London School of Economics; and Director, Public Broadcasting
Service (PBS). Formerly, Chairman, The Rockefeller Foundation
(charitable foundation) and Director, New York Telephone Company.

Frank A.	2001-2004;	Retired Chairman of the Board and Chief Executive Officer of	61
McPherson (3), (4)	1995 to Date	Kerr-McGee Corporation (diversified energy company); Director or
Director		Trustee of each of the investment companies of the Seligman Group
(69)		of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK
Financial (bank holding company); Oklahoma Chapter of the
Nature Conservancy; Oklahoma Medical Research Foundation;
Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools
Foundation and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products).

John E.	2002-2005;	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP	61
Merow (2), (4)	1991 to Date	(law firm); Director or Trustee of each of the investment companies
Director		of the Seligman Group of Funds†; Director, Commonwealth
(73)		Industries, Inc. (manufacturers of aluminum sheet products);
Director and Treasurer, the Foreign Policy Association; Director
Emeritus, Municipal Art Society of New York; Trustee and Secretary,
the U.S. Council for International Business; Trustee and Vice
Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee,
New York-Presbyterian Hospital; and Member of the American Law
Institute and Council on Foreign Relations.

See footnotes on page 33.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS (continued)

Number of
Portfolios
in Fund
Name,			Complex
Position(s) held	Term of Office		Overseen
with Fund,	and Length	Principal Occupation(s) During	by
(Age)ø	of Time Served#	Past Five Years, Directorships and Other Information	Director

Betsy S.	2002-2005;	Attorney; Director or Trustee of each of the investment companies	61
Michel (2), (4)	1985 to Date	of the Seligman Group of Funds†; Trustee, The Geraldine R.
Director		Dodge Foundation (charitable foundation) and World Learning, Inc.
(59)		(charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C.	2001- 2004;	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.	60
Richie (2), (4)	2000 to Date	(library of technical standards); Director or Trustee of each of the
Director		investment companies of the Seligman Group of Funds (except
(61)		Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee
Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park
Michigan Economic Development Corp. Formerly, Trustee, New
York University Law Center Foundation; Vice Chairman, Detroit
Medical Center and the Detroit Economic Growth Corp.; and
Chairman and Chief Executive Officer, Capital Coating Technologies,
Inc. (applied coating technologies); and Vice President and General
Counsel, Automotive Legal Affairs, of Chrysler Corporation.

James Q.	2000- 2003;	Director or Trustee of each of the investment companies of the	61
Riordan (3), (4)	1989 to Date	Seligman Group of Funds†; Director or Trustee, The Houston
Director		Exploration Company (oil exploration) and the Committee for
(75)		Economic Development. Formerly, Vice Chairman of Mobil
Corporation (petroleum and petrochemicals company); Director and
President, Bekaert Corporation (high-grade steel cord, wire and fenc-
ing products company); Co-Chairman of the Policy Council of the
Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan
Corporation (diversified energy and electric company); Tesoro
Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

Robert L.	2000-2003;	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or	61
Shafer (3), (4)	1991 to Date	Trustee of each of the investment companies of the Seligman Group
Director		of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
(70)

James N.	2002-2005;	Retired Executive Vice President and Chief Operating Officer,	61
Whitson (2), (4)	1993 to Date	Sammons Enterprises, Inc. (a diversified holding company); Director
Director		or Trustee of each of the investment companies of the Seligman
(67)		Group of Funds†; Director and Consultant, Sammons Enterprises,
Inc.; Director, C-SPAN (cable television network) and CommScope,
Inc. (manufacturer of coaxial cable).

See footnotes on page 33.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

Number of
Portfolios
in Fund
Name,			Complex
Position(s) held	Term of Office		Overseen
with Fund,	and Length	Principal Occupation(s) During	by
(Age)ø	of Time Served#	Past Five Years, Directorships and Other Information	Director

William C.	2000-2003	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the	61
Morris* (1)	1988 to Date	Board and Director or Trustee of each of the investment companies of
Director and		the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc.,
Chairman of the		Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants
Board		for oil and gas industry); and Director, Seligman Data Corp. and Kerr-
(64)		McGee Corporation (diversified energy company). Formerly, Chief
Executive Officer of each of the investment companies of the
Seligman Group of Funds.

Brian T. Zino* (1)	2001-2004;	Director and President, J. & W. Seligman & Co. Incorporated; Chief	61
Director,	Dir.: 1993 to Date	Executive Officer, President and Director or Trustee of each of the
President and	Pres.: 1995 to Date	investment companies of the Seligman Group of Funds†; Director,
Chief Executive	CEO: Nov. 2002 to	Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
Officer	Date	Seligman Data Corp.; Member of the Board of Governors of the
(50)		Investment Company Institute; and Vice Chairman, ICI Mutual
Insurance Company.

Paul C.	2002-2005;	Managing Director and Chief Investment Officer, J. & W. Seligman	60
Guidone	May 2002 to Date	& Co. Incorporated; Director or Trustee of each of the investment
Director		companies of the Seligman Group of Funds (except Seligman
(45)		Cash Management Fund, Inc.)†; Member of the Association of
Investment Management and Research, the New York Society of
Security Analysts and the London Society of Investment Professionals.
Formerly, Deputy Chairman and Group Chief Executive Officer,
HSBC Asset Management; and Managing Director and Chief
Investment Officer, Prudential Diversified Investments.

See footnotes on page 33.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

Number of
Portfolios
in Fund
Name,			Complex
Position(s) held			Overseen
with Fund,	Length of	Principal Occupation(s) During	by
(Age)ø	Time Served#	Past Five Years, Directorships and Other Information	Director

Ben-Ami	2001 to Date	Managing Director, J. & W. Seligman & Co. Incorporated since	N/A
Gradwohl		January 2000; Vice President and Co-Portfolio Manager of Seligman
Vice President		Common Stock Fund, Inc., Seligman Income and Growth Fund,
and Co-Portfolio		Inc., and Seligman Tax-Aware Fund, Inc.; Vice President of
Manager		Seligman Portfolios, Inc. and Co-Portfolio Manager of its Common
(43)		Stock Portfolio and Income Portfolio. Formerly, Portfolio Manager,
Nicholas-Applegate Capital Management from 1996 to 1999.

David Guy	2001 to Date	Managing Director, J. & W. Seligman & Co. Incorporated since	N/A
Vice President		January 2000; Vice President and Co-Portfolio Manager of
and Co-Portfolio		Seligman Common Stock Fund, Inc. and Seligman Tax-Aware
Manager		Fund, Inc.; Vice President of Seligman Portfolios, Inc. and
(44)		Co-Portfolio Manager of its Common Stock Portfolio. Formerly,
Portfolio Manager, Systematic Investment Group, Nicholas-
Appelgate Capital Management from 1997 to 1999.

Charles W.	1996 to Date	Managing Director of J. & W. Seligman & Co. Incorporated and	N/A
Kadlec		Chief Investment Strategist for Seligman Advisors, Inc. Mr. Kadlec is
Vice President		the architect of several investment strategies, chief among them
(56)		Seligman Time Horizon Matrix, which is based on an investor’s time horizon to reaching goals, and Harvesting a Lifetime of Savings, a strategy addressing the unique concerns facing retirees.

Thomas G.	2000 to Date	Senior Vice President, Finance, J. & W. Seligman & Co.	N/A
Rose		Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.;
Vice President		Vice President of each of the investment companies of the Seligman
(45)		Group of Funds†, Seligman Services, Inc. and Seligman International,
Inc. Formerly, Treasurer of each of the investment companies of the
Seligman Group of Funds and Seligman Data Corp.

See footnotes on page 33.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

Number of
Portfolios
in Fund
Name,			Complex
Position(s) held			Overseen
with Fund,	Length of	Principal Occupation(s) During	by
(Age)ø	Time Served#	Past Five Years, Directorships and Other Information	Director

Lawrence P.	VP: 1992 to Date;	Senior Vice President and Treasurer, Investment Companies, J. & W.	N/A
Vogel	Treas: 2000 to Date	Seligman & Co. Incorporated; Vice President and Treasurer of each
Vice President		of the investment companies of the Seligman Group of Funds†;
and Treasurer		Treasurer, Seligman Data Corp. Formerly, Senior Vice President,
(46)		Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors,
Inc. and Seligman Data Corp.; Vice President, Seligman Services,
Inc. and Vice President and Treasurer, Seligman International, Inc.
and Treasurer, Seligman Henderson Co.

Frank J. Nasta	1994 to Date	Managing Director, General Counsel and Corporate Secretary, J. & W.	N/A
Secretary		Seligman & Co. Incorporated; Secretary of each of the investment
(38)		companies of the Seligman Group of Funds†, Seligman Advisors, Inc.,
Seligman Services, Inc., Seligman International, Inc. and Seligman
Data Corp. Formerly, Senior Vice President, Law and Regulation,
J. & W. Seligman & Co. Incorporated, and Corporate Secretary,
Seligman Henderson Co.

The Corporation’s Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request. You may call toll-free (800) TRI-1092 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Corporation, or to make stockholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor.
#	Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of twenty-three registered investment companies.
*	Mr. Morris, Mr. Zino and Mr. Guidone are considered “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Tri-Continental Corporation

Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

www.tri-continental.com

CETRI2 12/02